DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The following letter to shareholders introduces the first annual report for Dreyfus Variable Investment Fund - Small Company Stock Portfolio, which began operations on April 30,1996.
    The Fund is managed by James C. Wadsworth, who has had long experience at our affiliate, Mellon Bank.
    Jim Wadsworth has been with Mellon since 1977. He is chief equity officer of Mellon Private Asset Management and first vice president of Mellon Bank, in addition to being a portfolio manager of The Dreyfus Corporation.
    The results of their first eight months of managing this Portfolio convince me that Jim and his colleagues will make a very strong asset management team.
                              Sincerely,

                          [Stephen E. Canter signature logo]

                              Stephen E. Canter
                              Chief Investment Officer
                              The Dreyfus Corporation


DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that the Variable Investment Fund - Small Company Stock Portfolio performed very well for its initial fiscal year ended December 31, 1996. The Portfolio provided a total return of 8.73%, based on net asset value from its inception on May 1, 1996* and it achieved its investment objective of outperforming the Russell 2500 Stock Index benchmark, which returned 7.48% during the same period.**
    The Portfolio also outperformed the benchmark over the latest six months of its 1996 fiscal year. Over that time period, the Portfolio's total return was 9.25%, compared to 7.96% for the Russell 2500 Stock Index.**
ECONOMIC REVIEW
    The much-heralded "Goldilocks" phase of the U.S. economy _ not too hot and not too cold _ may be ending. First, the slowdown to 2% GDP growth seems to have been confined to the summer, and recent data depict faster growth for the fourth quarter of 1996. Second, inflation has begun a cyclical climb, although there is yet little linkage to the tight labor market. The economy is operating with very little slack near the close of its sixth year of expansion. Hence, the resumption of faster growth quickly restored a rising trend to bond yields and pulled short-term rates above their December lows. As yet there is little expectation of tighter Federal Reserve policy, although sustained above-trend growth would probably justify higher rates during 1997. Modest tightening in 1997 would, in our opinion, help allay inflation fears and sustain another year of economic growth.
    Although the economy grew near its 2.4% long-term trend rate in 1996, it was nonetheless quite volatile during the year. After a strong first half, and then the summer slowdown, the return to faster growth late in the year is not broad-based. Strong sectors are in manufacturing, exports, services and construction. By contrast, some retailers found Christmas sales disappointing, and capital goods orders are mixed. However, inventories are quite lean and this tilts the odds towards yet another year of growth in 1997. While corporate profit growth slowed in 1996, profits still tended to surprise on the upside and should maintain steady growth in 1997.
    Accelerating wage growth in 1996 did not fuel higher prices. And, surging energy prices have failed to lift inflation elsewhere. Indeed, core inflation (excluding food and energy) decelerated last year. Yet higher energy prices have forced consumer price inflation above 3%, and indications are that this will accelerate further. The general price structure has so far ignored the higher oil price, responding to it as temporary. However, oil prices have been rising now for a year and, at some point, their ability to raise the overall price level may become worrisome, especially if the Fed finds them significant.
    Both long-term and short-term interest rates were quite volatile in 1996. The strength of the economy prompted rising rates through summer's end, but bond yields then fell 90 basis points after the economy slowed. That period of low rates may have ended now that faster growth is again apparent.
    We believe the economy has reverted to a period of growth above the long-term average. Key issues are whether faster growth will fuel higher inflation this time and at what point rising oil prices would disturb price stability. The economy will shortly begin a seventh expansion year and continued volatility in growth and in sentiment is likely.
MARKET OVERVIEW
    The stock market in 1996 was a mixture of agony and ecstasy, with the accent for most of the year on the more desirable of those two alternatives. For the twelve months ended December 31, 1996, the Standard & Poor's 500 Composite Stock Price Index had registered a gain of 22.95%, while the blue chip Dow Jones Industrial Average ("DJIA") gained 28.91%.*** The road leading to those impressive year-end gains was not a smooth one, however.


    The market year began haltingly, in the wake of shaky business conditions at the end of the previous year. As 1996 unfolded, however, the market picked up steam. The economy took on characteristics that continued for much of the year - low inflation, moderate growth and relatively low interest rates. This was a combination that investors liked, perhaps too much. By mid-year, satisfaction with the economy turned into fear that economic growth might be overdone.
    The prevailing nervousness about potential inflation served to boost interest rates temporarily, without the need for Federal Reserve intervention. This was a temporary setback for large capitalization stocks, but more damaging to Nasdaq issues and particularly to the smaller capitalization stocks measured by the Russell 2000 Index.
    As summer turned into fall, interest rates eased and inflation remained at bay. The benign economic environment allowed many stocks to resume their upward course, causing a string of record-breaking performances by the DJIA and other broad market indexes. In mid-fall the prospect that government would continue to be divided in Washington, with a Democratic President and a Republican-controlled Congress, appeared to be another positive factor for the market. Stocks continued to surge, hardly pausing for breath when Chairman Alan Greenspan raised a caution signal in early December by referring to "irrational exuberance" in the equity markets.
    Stock market veterans issued a stream of warnings that what goes up so strongly and consistently must, at some point, come down. Nonetheless, a fairly steady flow of new money coming into stocks from people putting money aside for retirement seemed to be fueling the boom. While at the very end of the year caution caused a softening of stock prices, which backed away from the year's record of 6560.91 on the DJIA, that record was surpassed in early 1997, when the average exceeded 6700.
    Among the best performing groups for 1996 were oil drillers, semi-conductors, computers, financial enterprises and consumer nondurables. Corporate earnings were very strong for much of the year, but showed signs of flagging as the year wore on. This raised questions in the minds of many market observers whether the scorching pace of the past year could be maintained.
PORTFOLIO FOCUS
    Our investment philosophy is based on the conviction that stocks with above-average value and above-average earnings momentum will generate above-average performance over time. Portfolio risks like sector weightings and beta (a measurement of volatility) are constrained to a level similar to that of the Russell 2500 Index benchmark. The Portfolio does not engage in market timing and it tries to maintain a fully invested portfolio position.
    The Portfolio's favorable relative and absolute price performance in its first fiscal year can be attributed to several factors.
    First, the industries that made the largest contribution to our overall performance were Oil Service, Electronics, Pollution Control, Agriculture/Food, and Drugs, as well as several Financial industries.
    Second, many of our best performing stocks were also concentrated in those industries and they consisted of such names as Nabors Industries, Smith International, Adaptec, Philip Environmental, Morningstar Group, AmeriSource Health Cl. A, Teva Pharmaceutical Industries, A.D.R., City National, Crestar Financial, People's Bank, AMRESC0, Conseco, and CMAC Investment.
      Finally, activity on the merger and acquisition front also resulted in a significant contribution to overall performance. The most portfolio activity took place in the Interest Sensitive sector where BayBanks, Cal Fed Bankcorp, and Standard Federal Bancorp were either acquired, or are in the process of being acquired, at significant price premiums above cost. Non-Financial stocks benefiting from takeovers and acquisitions were Eckerd (Jack) Corp., Infinity Broadcasting, OrNda Healthcorp, and PHH.
    Contributions from investments in initial public offerings, or IPOs, were inconsequential during the 1996 fiscal year.
    The worst performing areas were Apparel, Retail Other, and Telephone where companies such as Fila Holdings ADS, CompUSA, and LCI International all experienced sharp price corrections in the fourth quarter. There is some consolation in that we partially reduced our holdings in all three at much higher prices. Moreover, Media and Hotel/Restaurants and in particular Apple South, Ryan's Family Steak House, Clear Channel Communications and Evergreen Media Cl. A, also detracted from performance.
    In conclusion, we are gratified that the Portfolio is off to a good performance start in its inaugural year. We consider it a privilege to manage the Portfolio and will continue to implement the investment process to the best of our ability.
                              Sincerely,

                          [James C. Wadsworth signature logo]

                              James C. Wadsworth
                              Portfolio Manager
January 15, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**Source: Frank Russell Company. Reflects the reinvestment of income dividends and where applicable capital gain distributions. The Russell 2500 Stock Index is a widely accepted measure of small cap stock performance.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted unmanaged indexes of U.S. stock market performance.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
DECEMBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND,
SMALL COMPANY STOCK PORTFOLIO AND THE RUSSELL 2500 INDEX
[Exhibit A:
$10,873
Dreyfus Variable
Investment Fund, Small Company Stock Portfolio
Dollars
$10,748
Russell 2500 Index*
*Source: The Frank Russell Company]

Actual Aggregate Total Return
                                                 From Inception (5/1/96)
                                                   to December 31, 1996
                                                 ______________________
                                                          8.73%
Past performance is not predictive of future performance.
The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Small Company Stock Portfolio on 5/1/96 (Inception Date) to a $10,000 investment made in the Russell 2500 Index on that date. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Russell 2500 Index is an unmanaged index and is composed of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF INVESTMENTS                                                                          DECEMBER 31, 1996
Common Stocks-87.8%                                                                                 Shares            Value
                                                                                                     _____            _____
  Basic Industries-6.3%              ACX Technologies.......................                         1,950 (a)    $  38,756
                                     American Buildings.....................                           700 (a)       16,713
                                     AptarGroup.............................                           800           28,200
                                     Arcadian...............................                         2,200           58,300
                                     Cabot..................................                         2,100           52,763
                                     Caraustar Industries...................                         1,150           38,237
                                     Clayton Homes..........................                         3,937           53,149
                                     Cytec Industries.......................                         2,850 (a)      115,781
                                     Jacobs Engineering Group...............                           900 (a)       21,263
                                     Medusa.................................                         1,050           36,094
                                     Sealed Air.............................                           700 (a)       29,138
                                     Triangle Pacific.......................                         1,050 (a)       25,266
                                                                                                                      _____
                                                                                                                    513,660
                                                                                                                      _____
  Capital Goods-22.1%                AGCO...................................                         2,300           65,838
                                     AMETEK.................................                         1,500           33,375
                                     Adaptec................................                         1,670 (a)       66,800
                                     Altron.................................                         1,750 (a)       36,750
                                     Amphenol, Cl. A........................                         1,650 (a)       36,712
                                     Analysts International.................                         1,400           39,550
                                     Atmel..................................                         1,900 (a)       62,937
                                     CIDCO..................................                         2,100 (a)       36,750
                                     Cognex.................................                         1,150 (a)       21,275
                                     Dallas Semiconductor...................                         1,250           28,750
                                     ECI Telecom............................                         1,500           31,875
                                     Electroglas............................                         1,150 (a)       18,544
                                     Electronics For Imaging................                         1,250 (a)      102,812
                                     Elsag Bailey Process Automation, N.V. .                         1,950 (a)       36,562
                                     Hadco..................................                         1,150 (a)       56,350
                                     Heritage Media, Cl. A..................                         2,100 (a)       23,625
                                     Hummingbird Communications.............                         1,050 (a)       29,794
                                     InteliData Technologies................                         2,900 (a)       21,025
                                     Kennametal.............................                         1,150           44,706
                                     Mutual Risk Management.................                         2,233           82,621
                                     PHH....................................                         1,600           68,800
                                     Philip Environmental...................                         5,800 (a)       84,100
                                     Pittston Brinks Group..................                         2,450           66,150
                                     Plantronics............................                           800 (a)       36,000
                                     Quanex.................................                         1,500           41,062
                                     Regis..................................                         1,475           23,969
                                     Rohr...................................                         1,400 (a)       31,675
                                     Shiva..................................                           800 (a)       27,900
                                     Silicon Valley Group...................                         2,800 (a)       56,350
                                     Sirrom Capital.........................                           400           14,700
                                     Sotheby's Holdings, Cl. A..............                         2,400           44,700
                                     Sterling Commerce......................                         1,672 (a)       58,938
                                     Sterling Software......................                         1,650 (a)       52,181
                                     SunGard Data Systems...................                         1,500 (a)       59,250
                                     Tech Data..............................                         1,850 (a)       50,644


DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                     _____            _____

  Capital Goods (continued)          Tellabs................................                         1,600 (a)    $  60,200
                                     Thermedics.............................                         1,750 (a)       31,718
                                     Thiokol................................                           600           26,850
                                     Wyle Electronics.......................                         1,250           49,375
                                     Zebra Technologies, Cl. A..............                         1,600 (a)       37,400
                                                                                                                      _____
                                                                                                                  1,798,613
                                                                                                                      _____
  Consumer Cyclical-15.1%            Apple South............................                         1,300           17,550
                                     Borg-Warner Automotive.................                         1,150           44,275
                                     Breed Technologies.....................                         1,900           49,400
                                     Cannondale.............................                           750 (a)       16,875
                                     Clear Channel Communications...........                         1,400 (a)       50,575
                                     CompUSA................................                         3,300 (a)       68,062
                                     Devon Group............................                         1,050 (a)       28,875
                                     Evergreen Media, Cl. A.................                         1,600 (a)       40,000
                                     Fila Holdings ADS......................                           700           40,687
                                     Fingerhut..............................                         2,200           26,950
                                     General Nutrition......................                         3,300 (a)       55,687
                                     Harman International...................                           900           50,062
                                     Interface, Cl. A.......................                         1,850           37,231
                                     Interstate Hotels......................                           800 (a)       22,600
                                     Luby's Cafeterias......................                         1,050           20,869
                                     Public Storage.........................                         1,540           47,740
                                     Regal Cinemas..........................                         2,175 (a)       66,881
                                     Reynolds & Reynolds, Cl. A.............                         1,800           46,800
                                     Richfood Holdings......................                         1,175           28,494
                                     Ryan's Family Steak House..............                         3,150 (a)       21,656
                                     Speedway Motorsports...................                         1,600 (a)       33,600
                                     Sports Authority.......................                         1,800 (a)       39,150
                                     Sturm Ruger............................                         1,100           21,312
                                     Tommy Hilfiger.........................                           950 (a)       45,600
                                     Toro...................................                           700           25,550
                                     U.S. Office Products...................                         1,800 (a)       61,425
                                     Waban..................................                         1,500 (a)       39,000
                                     Wallace Computer Services..............                         1,800           62,100
                                     Warnaco Group, Cl. A...................                         2,000           59,250
                                     Winnebago Industries...................                         2,400           17,400
                                     Zale...................................                         2,550 (a)       48,768
                                                                                                                      _____
                                                                                                                  1,234,424
                                                                                                                      _____
  Consumer Staples-2.9%              Central Garden & Pet...................                         1,900 (a)       40,019
                                     Ionics.................................                           500 (a)       24,000
                                     Morningstar Group......................                         3,150 (a)       61,819
                                     Paragon Trade Brands...................                         1,050 (a)       31,500
                                     Robert Mondavi, Cl. A..................                         1,300 (a)       47,450
                                     Ultratech Stepper......................                         1,300 (a)       30,875
                                                                                                                      _____
                                                                                                                    235,663
                                                                                                                      _____
  Energy-7.4%                        Benton Oil & Gas.......................                         2,450 (a)       55,431
                                     Cairn Energy USA.......................                         2,200 (a)       22,000

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                     _____            _____

  Energy (continued)                 Chesapeake Energy......................                           400 (a)    $  22,250
                                     Holly..................................                           850           22,738
                                     KN Energy..............................                           850           33,362
                                     MidAmerican Energy Holdings............                         2,650           42,069
                                     Nabors Industries......................                         3,350 (a)       64,488
                                     Noble Drilling.........................                         3,600 (a)       71,550
                                     Pacific Enterprises....................                         2,450           74,419
                                     Reading & Bates........................                         1,800 (a)       47,700
                                     Smith International....................                         1,650 (a)       74,044
                                     Valero Energy..........................                         1,300           37,213
                                     WICOR..................................                           950           34,081
                                                                                                                      _____
                                                                                                                    601,345
                                                                                                                      _____
  Health Care-8.1%                   AmeriSource Health, Cl. A..............                         1,700 (a)       82,025
                                     Lincare Holdings.......................                         1,800 (a)       73,800
                                     OrNda Healthcorp.......................                         2,200 (a)       64,350
                                     Orthodontic Centers of America.........                         3,600 (a)       57,600
                                     Prime Medical Services.................                         1,240 (a)       13,485
                                     Rotech Medical.........................                         1,900 (a)       39,900
                                     Teva Pharmaceutical Industries, A.D.R..                         1,150           57,788
                                     Universal Health Services, Cl. B.......                         2,200 (a)       62,975
                                     Vencor.................................                         2,000 (a)       63,250
                                     Vital Signs............................                         1,200           31,200
                                     Vivra..................................                         1,500 (a)       41,438
                                     Watson Pharmaceuticals.................                         1,600 (a)       71,900
                                                                                                                      _____
                                                                                                                    659,711
                                                                                                                      _____
  Interest Sensitive-18.2%           AMBAC..................................                           700           46,463
                                     AMRESCO................................                         2,250 (a)       60,188
                                     Advanta, Cl. B.........................                           700           28,612
                                     Amerin.................................                         1,600 (a)       41,200
                                     Bancorp Hawaii.........................                         1,500           63,000
                                     Bank United, Cl. A.....................                           900           24,075
                                     Beacon Properties......................                           950           34,794
                                     CMAC Investment........................                         2,800          102,900
                                     Cali Realty............................                         1,140           35,198
                                     City National..........................                         2,300           49,738
                                     Conseco................................                           950           60,562
                                     Crestar Financial......................                         1,150           85,531
                                     Cullen Frost Bankers...................                         1,600           53,200
                                     EVEREN Capital.........................                         1,120           25,060
                                     Edwards (A.G.).........................                         1,250           42,031

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                     _____            _____

  Interest Sensitive (continued)     Equity Residential Properties Trust....                           940     $     38,775
                                     First Tennessee National...............                         1,400           52,500
                                     Franchise Finance Corp. of America.....                         1,400           38,675
                                     Health Care Property Investors.........                         1,250           43,750
                                     Kimco Realty...........................                         1,150           40,106
                                     Mid Ocean..............................                         1,050           55,125
                                     Money Store............................                         1,850           51,106
                                     ONBANCorp..............................                         1,150           42,694
                                     Old Kent Financial.....................                           992           47,368
                                     Old Republic International.............                         2,300           61,525
                                     People's Bank..........................                         2,200           63,525
                                     RCSB Financial.........................                         1,400           40,600
                                     Reliance Group Holdings................                         3,800           34,675
                                     USLIFE.................................                         1,300           43,225
                                     United Companies Financial.............                         1,250           33,281
                                     Washington Federal.....................                         1,780           47,170
                                                                                                                      _____
                                                                                                                  1,486,652
                                                                                                                      _____
  Mining and Metals-2.1%             Brush Wellman..........................                         1,300           21,288
                                     Cable Design Technologies..............                         1,050 (a)       32,681
                                     IMCO Recycling.........................                           800           11,700
                                     Pittston Minerals Group................                         1,400           21,525
                                     Potash.................................                           500           42,500
                                     Titanium Metals........................                         1,100 (a)       36,163
                                                                                                                      _____
                                                                                                                    165,857
                                                                                                                      _____
  Transportation-1.6%                Air Express International..............                           700           22,575
                                     America West Airlines, Cl. B...........                         2,550 (a)       40,481
                                     Illinois Central.......................                         1,300           41,600
                                     Pittston Burlington Group..............                         1,150           23,000
                                                                                                                      _____
                                                                                                                    127,656
                                                                                                                      _____
  Utilities-4.0%                     CalEnergy..............................                         2,200 (a)       73,975
                                     DQE....................................                         1,750           50,750
                                     Illinova...............................                         1,500           41,250
                                     LCI International......................                         1,650 (a)       35,475
                                     Pinnacle West Capital..................                         1,850           58,738
                                     Transaction Network Services...........                         3,300 (a)       37,950
                                     Vanguard Cellular Systems..............                         1,950 (a)       30,713
                                                                                                                      _____
                                                                                                                    328,851
                                                                                                                      _____
                                     TOTAL COMMON STOCKS
                                       (cost $6,593,601)....................                                     $7,152,432
                                                                                                                      =====

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       DECEMBER 31, 1996
                                                                                                  Principal
Short-Term Investments-6.4%                                                                         Amount            Value
                                                                                                    _____            _____

  U.S. Treasury Bills:               4.91%, 1/23/97.........................                   $    44,000      $    43,869
                                     4.96%, 1/30/97.........................                        40,000           39,844
                                     4.975%, 2/20/97........................                        76,000           75,477
                                     4.95%, 3/6/97..........................                       170,000          168,501
                                     4.95%, 3/13/97.........................                       196,000          194,081
                                                                                                                      _____
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $521,791)......................                                     $  521,772
                                                                                                                      =====
TOTAL INVESTMENTS (cost $7,115,392).........................................                         94.2%       $7,674,204
                                                                                                      ====            =====
CASH AND RECEIVABLES (NET)..................................................                          5.8%      $   474,085
                                                                                                      ====            =====
NET ASSETS..................................................................                        100.0%       $8,148,289
                                                                                                      ====            =====
Notes to Statement of Investments:
    (a) Non-income producing.



See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                    DECEMBER 31, 1996
                                                                                               Cost           Value
                                                                                              _____           _____
ASSETS:                          Investments in securities-See Statement of Investments     $7,115,392          $7,674,204
                                 Cash.......................................                                       492,593
                                 Dividends receivable.......................                                         6,088
                                 Prepaid expenses...........................                                            51
                                                                                                                     _____

                                                                                                                 8,172,936
                                                                                                                     _____
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       5,755
                                 Payable for investment securities purchased                                         6,746
                                 Payable for shares of Beneficial Interest redeemed                                    175
                                 Accrued expenses...........................                                        11,971
                                                                                                                     _____

                                                                                                                    24,647
                                                                                                                     _____
NET ASSETS..................................................................                                    $8,148,289
                                                                                                                     =====
REPRESENTED BY:                  Paid-in capital............................                                    $7,579,896
                                 Accumulated net realized gain (loss) on investments                                 9,581
                                 Accumulated net unrealized appreciation (depreciation)
                                    on investments-Note 5...................                                       558,812
                                                                                                                   _____
NET ASSETS..................................................................                                    $8,148,289
                                                                                                                     =====
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED).....................                602,490
NET ASSET VALUE, offering and redemption price per share....................                                        $13.52
                                                                                                                       ===









See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF OPERATIONS
FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
INVESTMENT INCOME


INCOME:                          Cash dividends (net of $215 foreign taxes
                                     withheld at source)....................                     $  47,301
                                 Interest...................................                        34,987
                                                                                                      ____
                                       Total Income.........................                                       $  82,288
EXPENSES:                        Investment advisory fee-Note 4(a)..........                        36,492
                                 Auditing fees..............................                        10,554
                                 Legal fees.................................                         8,507
                                 Custodian fees-Note 4(a)...................                         7,237
                                 Registration fees..........................                         2,277
                                 Prospectus and shareholders' reports.......                         1,668
                                 Shareholder servicing costs................                           212
                                 Trustees' fees and expenses-Note 4(b)......                           158
                                 Miscellaneous..............................                           661
                                                                                                      ____
                                       Total Expenses.......................                        67,766
                                 Less-reduction in investment advisory fee due to
                                     undertaking-Note 4(a)..................                       (13,463)
                                                                                                      ____
                                       Net Expenses.........................                                          54,303
                                                                                                                        ____
INVESTMENT INCOME-NET.......................................................                                          27,985
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 5:
                                 Net realized gain (loss) on investments....                     $  15,153
                                 Net unrealized appreciation (depreciation) on investments         558,812
                                                                                                      ____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         573,965
                                                                                                                        ____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $601,950
                                                                                                                        ====







    See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
OPERATIONS:
  Investment income-net...................................................................                     $      27,985
  Net realized gain (loss) on investments.................................................                            15,153
  Net unrealized appreciation (depreciation) on investments...............................                           558,812
                                                                                                                      _____
    Net Increase (Decrease) in Net Assets Resulting from Operations.......................                           601,950
                                                                                                                      _____
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................................                           (29,082)
  Net realized gain on investments........................................................                            (4,475)
                                                                                                                      _____
    Total Dividends.......................................................................                           (33,557)
                                                                                                                      _____
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold...........................................................                        13,969,599
  Dividends reinvested....................................................................                            33,557
  Cost of shares redeemed.................................................................                        (6,423,260)
                                                                                                                      _____
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions...............                         7,579,896
                                                                                                                      _____
      Total Increase (Decrease) in Net Assets.............................................                         8,148,289
NET ASSETS:
  Beginning of Period.....................................................................                              --
                                                                                                                      _____
  End of Period...........................................................................                      $  8,148,289
                                                                                                                      ======
                                                                                                                      Shares
                                                                                                                      _____
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................................                         1,107,475
  Shares issued for dividends reinvested..................................................                             2,521
  Shares redeemed.........................................................................                          (507,506)
                                                                                                                      _____
    Net Increase (Decrease) in Shares Outstanding.........................................                           602,490
                                                                                                                      ======


See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
FINANCIAL HIGHLIGHTS
  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from April 30, 1996 (commencement of operations) through December 31, 1996. This information has been derived from the Series' financial statements.


PER SHARE DATA:
  Net asset value, beginning of period....................................................                    $12.50
                                                                                                                 ___
  Investment Operations:
  Investment income-net...................................................................                       .05
  Net realized and unrealized gain (loss)
    on investments........................................................................                      1.03
                                                                                                                 ___
  Total from Investment Operations........................................................                      1.08
                                                                                                                 ___
  Distributions:
  Dividends from investment income-net....................................................                      (.05)
  Dividends from net realized gain on investments.........................................                      (.01)
                                                                                                                 ___
  Total Distributions.....................................................................                      (.06)
                                                                                                                 ___
  Net asset value, end of period..........................................................                    $13.52
                                                                                                                 ===
TOTAL INVESTMENT RETURN...................................................................                      8.73%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.................................................                       .75%(1)
  Ratio of net investment income
    to average net assets.................................................................                       .39%(1)
  Decrease reflected in above expense ratio
    due to undertaking by The Dreyfus Corporation.........................................                       .19%(1)
  Portfolio Turnover Rate.................................................................                     35.68%(1)
  Average commission rate paid (3)........................................................                      $.0412
  Net Assets, end of period (000's Omitted)...............................................                      $8,148
(1)  Not annualized.
(2)  Calculated based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December
31, 1996.
(3)  The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the Small Company Stock Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Prior to May 24, 1996, Laurel Capital Advisors, an affiliate of Mellon, served as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results may differ from those estimates.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    As a result of varying treatment for financial reporting and Federal income tax purposes, the Series reclassed $1,097 from undistributed realized gains to undistributed income.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3-BANK LINE OF CREDIT:
    The Series participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Series did not borrow under the line of credit.
NOTE 4-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly. However, Dreyfus had undertaken, from April 30, 1996 through December 31, 1996, to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceeded an annual rate of 1.25% of the value of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $13,463 during the period ended December 31, 1996.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended December 31, 1996, $6,050 was charged by Mellon pursuant to the custody agreement.
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $8,656,067 and $2,077,893, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $558,812, consisting of $945,581 gross unrealized appreciation and $386,769 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Company Stock Portfolio (one of the Series constituting Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from April 30, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Company Stock Portfolio at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 30, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]
New York, New York
January 29, 1997


[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
SMALL COMPANY STOCK PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                           151AR9612
[Dreyfus logo]
Variable
Investment Fund,
SMALL COMPANY
STOCK PORTFOLIO
Annual Report
December 31, 1996